=====================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2002
                                  -------------



                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                   0-26168                   52-1849794
(State or other jurisdiction    (Commission               (I.R.S. Employer
        of incorporation)        file number)              Identification No.)


                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

      =====================================================================

Item 5.    Other Events

     On June 25, 2002, Horizon BCBS of New Jersey ("Horizon BCBSNJ") notified CareAdvantage, Inc. (the "Company") that it was terminating the existing services arrangement with the Company, effective January 1, 2003. The Company accrued approximately $14 million in revenues in each of 2001 and 2000 from Horizon BCBSNJ on account of the services arrangement. Horizon BCBSNJ is a major shareholder of the Company and is represented by two members on the Company's Board of Directors, Robert J. Pures and William J. Marino. On June 19, 2002, each of these directors notified the Company that he was resigning from the Board of Directors, effective as of that date.

     Further  information   regarding  the  contract  termination  and  director
resignations is set forth in the press release attached hereto as Exhibit 99.


Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits

     (c)   Exhibits.

           Exhibit No.       Description

           99                Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAREADVANTAGE, INC.

Date:    June 27, 2002                     By:  /s/ Dennis J. Mouras
                                                --------------------------------
                                                Dennis J. Mouras,
                                                Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                  Exhibit No.       Description

                  99                Press Release